UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016

URBAN BARNS FOODS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

000-53942

(Commission File Number)

20-0215404

(IRS Employer Identification No.)

13,000 Chemin Bélanger

Mirabel, Québec, Canada J7J 2N8

(Address of principal executive offices)

Registrant’s telephone number, including area code: 450-434-4344

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 31, 2016, Non Industrial Manufacture Inc. (“NIM”) and Urban Barns Foods Canada Inc. (“UBF”), each wholly owned subsidiaries of Urban Barns Foods Inc. (the “Company”), entered into an asset purchase agreement with Bevo Farms Inc., a British Columbia company (“Bevo”), pursuant to which NIM and UBF (collectively, the “Vendor”) sold certain intellectual property rights, equipment and other assets to Bevo in exchange for an aggregate of CDN$150,000 in cash (the “Asset Purchase Agreement”). Specifically, Bevo acquired all the rights held by the Vendor to technology related to the cultivation of fruits of vegetables in a controlled environment, including all related patents and pending patent applications, trademarks and pending trademark applications, know-how, and improvements, as well as the equipment and inventory listed in the relevant schedules to the Asset Purchase Agreement. In addition, Bevo acquired all of the interest of NIM in and to a license agreement with Bevo Agro Inc. dated January 22, 2016, including the royalty granted thereunder.

The closing of the Asset Purchase Agreement occurred on May 31, 2016; however, pursuant to the Asset Purchase Agreement the Vendor retained a royalty-free license to sell fruits and vegetables produced using the acquired intellectual property rights throughout the world until December 31, 2016.

The President of Bevo, Leo Benne, is a shareholder of the Company by virtue of his interest in the Benne Family Trust, a trust over which Jacob Benne, a former officer and director of the Company, acts as trustee and exercises sole voting and investment power, and CGM Ventures Inc., a company over which Jacob Benne exercises shared voting and investment power. Bevo is also a wholly owned subsidiary of Bevo Agro Inc., a British Columbia company with its common shares listed for trading on the TSX Venture Exchange under the symbol “BVO”, and a party to the aforementioned license agreement. Other than that, there is no material relationship, other than in respect of the transaction, between Bevo and the Company, their respective affiliates, any officer or director of the Company or any associate thereof.

The foregoing description of the Asset Purchase Agreement includes a summary of all material provisions but is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement filed as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Asset Purchase Agreement between Non Industrial Manufacture Inc., Urban Barns Foods Inc. and Bevo Farms Ltd. dated May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 7, 2016	Urban Barns Foods Inc.
(Registrant)

	By:	/s/ Robyn Jackson
Robyn Jackson
President, Chief Executive Officer, Secretary, Treasurer, Director